Exhibit 99.1
HICKS ACQUISITION COMPANY I, INC.
ANNOUNCES EFFECTIVENESS OF REGISTRATION STATEMENT,
POSTPONES DATE OF SPECIAL MEETING,
ENTERS LETTER AGREEMENT AND
ANNOUNCES INTENTION TO FILE FORM 25
Dallas, Texas — September 15, 2009 — Hicks Acquisition Company I, Inc. (AMEX: TOH) (the “Company”), a special purpose acquisition company founded and headed by Thomas O. Hicks, announced today that it entered into a Letter Agreement, dated September 9, 2009, by and among the Company, Resolute Holdings Sub, LLC (“Seller”), Resolute Energy Corporation, a wholly-owned subsidiary of Seller (“Resolute”), Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC, HH-HACI, L.P. (the “Founder”), William H. Cunningham, William A. Montgomery, Brian Mulroney, and William F. Quinn (the “Letter Agreement”). The Letter Agreement amends that certain Purchase and IPO Reorganization Agreement, dated as of August 2, 2009 (the “Acquisition Agreement”), by and among the Company, Seller, Resolute, Resolute Subsidiary Corporation, Resolute Aneth, LLC, Resolute Holdings, LLC and the Founder, pursuant to which the Company’s stockholders will acquire a majority of the outstanding shares of capital stock of Resolute (the “Acquisition”).
The Letter Agreement provides that if the Company obtains stockholder approval for the Acquisition and the related amendments of its certificate of incorporation by September 28, 2009, then neither the Company nor Seller shall exercise its rights to terminate the Acquisition Agreement under Section 9.1(a)(iv) of the Acquisition Agreement unless the Acquisition has not closed by October 6, 2009, which effectively extends the drop dead date from September 29, 2009 to October 6, 2009 in the event that stockholder approval is obtained. The Letter Agreement also reallocates certain forfeited shares and warrants and certain restricted earnout shares amongst the Founder, Mr. Cunningham, Mr. Montgomery, Mr. Mulroney, and Mr. Quinn.
The Company announced today that the Registration Statement on Form S-4 filed by Resolute relating to the Acquisition as amended by Amendment No. 4 thereto (the “Registration Statement”) was declared effective by the Securities and Exchange Commission (the “SEC”) on September 14, 2009. The Company’s proxy statement, included as part of the Registration Statement, is in the process of being mailed to the Company’s stockholders and warrantholders as of the applicable record dates.
The Company also announced today the postponement of the Company’s special meetings of warrantholders and stockholders that were scheduled to be held on September 22, 2009. The special meeting of warrantholders will be held at 10:00 a.m., Central Daylight time, on September 24, 2009, at the offices of Akin Gump Strauss

Hauer & Feld, LLP, 1700 Pacific Avenue, 39th Floor, Dallas, Texas, 75201, to be immediately followed by the special meeting of stockholders at 10:30 a.m., Central Daylight time at the same location. At the special meeting, warrantholders and stockholders will vote on several proposals related to the Acquisition. The special meetings were postponed in order to provide the Company’s warrantholders and stockholders additional time to review proxy materials.
In connection with a closing of the Acquisition, it is intended that a Form 25 would be filed with the SEC in order to delist the Company’s securities from NYSE Amex and under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, in connection with any closing, the Company would expect to file a Form 15 with the SEC to suspend any of its remaining reporting obligations under the Exchange Act. Resolute is applying to list the common stock and warrants that the Company’s securities would convert into upon any closing of the Acquisition on the New York Stock Exchange.
ABOUT HICKS ACQUISITION COMPANY I, INC.
The Company is a special purpose acquisition company, launched in October 2007 in an initial public offering that was, with $552 million of gross proceeds, the largest SPAC IPO completed at that time. Founded by Thomas O. Hicks, the Company was formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, one or more businesses or assets. It currently has no operating businesses.
ABOUT RESOLUTE NATURAL RESOURCES COMPANY
Resolute is an independent oil and gas company engaged in the acquisition, exploitation and development of oil and gas properties. The company operates producing properties in Utah and Wyoming. In addition, Resolute owns exploration properties in Wyoming and Alabama.
NOT A PROXY STATEMENT
This press release is not a proxy statement or a solicitation of proxies from the holders of the Company’s securities and does not constitute an offer of any securities of the Company or Resolute for sale. Any solicitation of proxies will be made only by the definitive proxy statement/prospectus that is being mailed to all stockholders and warrantholders who held such securities as of the applicable record date. Interested investors and security holders are urged to read the definitive proxy statement/prospectus and appendices thereto because they contain important information about the Company, Resolute and the proposals to be presented at the special meetings.
PARTICIPANTS IN THE SOLICITATION
The Company, Resolute, and their respective directors and officers may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the Acquisition. A list of the names of those directors and officers and a description of their interests in the Acquisition is contained in the proxy statement/prospectus regarding the Acquisition, which is included as part of the Registration Statement on Form S-4 (File No. 333-161076) of Resolute, as amended. The Company’s stockholders may obtain additional information about the interests of the directors and officers of the Company and Resolute in the Acquisition by reading any other materials to be filed with the SEC regarding the Acquisition when such information becomes available.
IMPORTANT ADDITIONAL INFORMATION REGARDING THE ACQUISITION WILL BE FILED WITH THE SEC
In connection with the Acquisition, the Company and Resolute have filed the Registration Statement. The Registration Statement includes a proxy statement/prospectus which is being sent to securityholders of the Company seeking their approval of the Acquisition and other related matters. The Company and Resolute may file other relevant documents concerning the Acquisition with the SEC. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, RESOLUTE AND THE ACQUISITION. Investors and security holders may obtain copies of these documents free of charge at the website maintained by the SEC at www.sec.gov. The Company’s stockholders and warrantholders are advised to read the definitive proxy statement/prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the special meetings because these documents contain important information. Investors may also obtain these documents, free of charge, by directing a request to the Company at 100 Crescent Court, Suite 1200, Dallas, TX 75201 or by contacting the Company at (214) 615-2300. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.
FORWARD LOOKING STATEMENTS
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by the Company’s stockholders; the satisfaction of other closing conditions to the transaction, including the receipt of any required regulatory approvals; the approval of the charter amendments by the Company’s stockholders and the warrant amendment by the Company’s warrantholders; costs related to the transaction; the volatility of oil and gas prices; discovery, estimation, development and replacement of oil and gas reserves; the future cash flow, liquidity and financial position of Resolute; the success of the business and financial strategy, hedging strategies and plans of Resolute; the amount, nature and timing of capital expenditures of Resolute, including future development costs; availability and terms of capital; the effectiveness of Resolute’s CO2 flood program; the timing and amount of future production of oil and gas; availability of drilling and production equipment; operating costs and other expenses of Resolute; the success of prospect development and property acquisition of Resolute; the success of Resolute in marketing oil and gas; competition in the oil and gas industry; Resolute’s relationship with the Navajo Nation and Navajo Nation Oil and Gas, as well as the timing of when certain purchase rights held by Navajo Nation Oil and Gas become exercisable; the impact of weather and the occurrence of disasters, such as fires, floods and other events and natural disasters; government regulation of the oil and gas industry; developments in oil-producing and gas-producing countries; the success of strategic plans, expectations and objectives for future operations of Resolute. Actual results may differ materially from those contained in the forward-looking statements in this press release. The Company and Resolute undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.
Contacts:
Sloane & Company
Josh Hochberg or Nevin Reilly
212-486-9500

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